UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2005
Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (970) 221-4670
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Opinion of Hogan & Hartson L.L.P.
Underwriting Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
On August 11, 2005, Advanced Energy Industries, Inc. entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Lehman Brothers Inc., Adams Harkness, Inc. and Needham & Company, LLC, as representatives of the underwriters identified therein (the “Underwriters”). The Underwriting Agreement relates to the issuance and sale by Advanced Energy of 10,000,000 shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”), plus an option exercisable by the Underwriters for an additional 1,500,000 shares of Common Stock to cover over-allotments, if any. The price per Share to the Underwriters is $9.2625 per Share, and the Underwriters will initially offer the shares to the public at $9.75 per share. The offering of the Shares was made under Advanced Energy’s shelf registration statement on Form S-3 (Registration No. 333-110534) (the “Registration Statement”), including a prospectus dated November 14, 2003, as supplemented by a prospectus supplement dated August 11, 2005, which prospectus supplement was filed with the Securities and Exchange Commission on August 12, 2005. The Shares are expected to be delivered to the Underwriters on August 17, 2005.
The Underwriting Agreement contains customary representations, warranties and covenants by the Company, conditions to closing and indemnification provisions. A copy of the Underwriting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the contents thereof are incorporated herein by reference.
Item 8.01 Other Events.
On August 12, 2005, Advanced Energy issued a press release announcing the pricing of the underwritten public offering of 10,000,000 shares of Common Stock pursuant to Registration Statement. A copy of the press release dated August 12, 2005 is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents thereof are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.	The following are filed as exhibits to this Form 8-K:
5.1	Opinion of Hogan & Hartson L.L.P. relating to the Shares

10.1	Underwriting Agreement dated August 11, 2005, between Advanced Energy Industries, Inc. and Citigroup Global Markets Inc., Lehman Brothers Inc., Adams Harkness, Inc. and Needham & Company, LLC, as representatives of the underwriters identified therein

99.1	Press release dated August 12, 2005 relating to the pricing of the offering of the Shares

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Energy Industries, Inc.
Date: August 12, 2005	/s/ Michael El-Hillow
Michael El-Hillow, Executive Vice
President and Chief Financial Officer

Exhibit Index
5.1	Opinion of Hogan & Hartson L.L.P. relating to the Shares

10.1	Underwriting Agreement dated August 11, 2005, between Advanced Energy Industries, Inc. and Citigroup Global Markets Inc., Lehman Brothers Inc., Adams Harkness, Inc. and Needham & Company, LLC, as representatives of the underwriters identified therein

99.1	Press release dated August 12, 2005 relating to the pricing of the offering of the Shares